United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 9, 2012

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2012, the Board of Directors of Lockheed Martin Corporation (“Lockheed Martin” or the “Corporation”) approved amendments to the Corporation’s Bylaws.

The first amendment, which was effective upon approval by the Board of Directors, amends Section 2.05 of the Bylaws to provide that the Board of Directors may but is not required to designate from its membership a Vice Chairman of the Board. The second set of amendments, which is effective as of January 1, 2013, amends Sections 4.01 and 4.03 of the Corporation’s Bylaws that were adopted on June 28, 2012 and effective January 1, 2013, and provides that if a Vice Chairman of the Board is elected the person serving in that capacity may but is not required to be the Chief Executive Officer of the Corporation.

Complete copies of the Bylaws of the Corporation, as amended and effective as of November 9, 2012 and January 1, 2013, are attached as Exhibits 3.1 and 3.2, respectively. Marked copies of the amendments to the Bylaws of the Corporation effective as of November 9, 2012 and January 1, 2013, are attached as Exhibits 99.1 and 99.2, respectively.

Item 8.01.	Other Events.

On November 14, 2012, the Corporation announced the commencement of an offer to exchange any and all of its outstanding debt securities listed in the table below (the “old notes”) for a new series of 4.07% notes due 2042 (the “new notes”) and an additional cash amount (the “exchange offer”).

CUSIP	Series	Maturity Date of Old Notes	Aggregate Principal Amount Outstanding
543859AH5	7.00% Debentures due 2023 (Lockheed Martin as successor in interest to Loral Corporation)	09/15/23	$190,000,000

543859AK8	8.375% Debentures due 2024 (Lockheed Martin as successor in interest to Loral Corporation)	06/15/24	$167,772,000

543859AL6	7.625% Debentures due 2025 (Lockheed Martin as successor in interest to Loral Corporation)	06/15/25	$150,000,000

539830AF6	7.75% Debentures due 2026	05/01/26	$228,495,000

539830AK5	8.50% Debentures due 2029	12/01/29	$205,047,000

539830AD1	7.20% Debentures due 2036	05/01/36	$69,071,000

539830AR0 539830AQ2 U5400EAA9	6.15% Notes due 2036	09/01/36	$1,079,230,000

539830AU3	5.50% Notes due 2039	11/15/39	$600,000,000

539830AW9 539830AV1 U5400EAB7	5.72% Notes due 2040	06/01/40	$728,191,000

The exchange offer is being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum dated November 14, 2012 and the related letter of transmittal (the “offering documents”). The exchange offer is only made, and copies of the offering documents will only be made available, to holders of the old notes who have certified to Lockheed Martin in an eligibility letter as to certain matters, including (1) their status as “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) outside the United States, their status as non-U.S. persons as defined in Regulation S under the Securities Act. Copies of the eligibility letter are available to holders of the old notes through the information agent, Global Bondholder Services Corporation, at 866-794-2200 (toll free) or 212-430-3774 (for banks and brokers).

The total exchange consideration to be received by tendering holders of each series of the old notes in the exchange offer will consist of (i) for each $1,000 principal amount of outstanding old notes tendered and accepted, a specified principal amount of new notes for the series of old notes tendered and accepted and an additional cash amount, and (ii) an early participation payment payable in additional principal amount of new notes only to holders who tender their old notes on or prior to 5:00 p.m., New York City time, on November 28, 2012, subject to extension (referred to as the “early participation date”).

The exchange offer will expire at 12:00 midnight, New York City time, at the end of the day on December 12, 2012, unless extended or terminated. Tenders of old notes in the exchange offer may be validly withdrawn at any time on or prior to the early participation date of the exchange offer. However, tenders submitted in the exchange offer after the early participation date of the exchange offer will be irrevocable except where additional withdrawal rights are required by law (as determined by Lockheed Martin).

The exchange offer is subject to certain conditions, including the minimum condition that Lockheed Martin receive valid tenders, not validly withdrawn, of enough old notes so that at least $250,000,000 aggregate principal amount of the new notes are issued in exchange for the old notes.

The new notes have not been registered under the Securities Act or any state securities laws. Therefore, the new notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state securities laws.

This is not an offer to sell or a solicitation of an offer to buy any security. The exchange offer is being made solely by the offering memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Disclosure regarding Forward-Looking Statements

This disclosure contains certain forward-looking information that is based on Lockheed Martin’s current expectations and assumptions. The statements regarding the planned exchange offer, the terms and conditions thereof and other statements that are not historical facts are forward-looking. Forward-looking information involves risks and uncertainties and reflects our best judgment based on current information. No forward-looking information may be guaranteed. Lockheed Martin undertakes no duty to update any forward-looking statement to reflect subsequent events, actual results or changes in our expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Bylaws of the Corporation as amended effective November 9, 2012.

3.2	Bylaws of the Corporation as amended effective January 1, 2013.

99.1	Amendment to the Bylaws of the Corporation effective November 9, 2012.

99.2	Amendments to the Bylaws of the Corporation effective January 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By:	/s/ David A. Dedman
David A. Dedman
Vice President & Associate General Counsel

November 14, 2012

Exhibit Index

Exhibit No.	Description

3.1	Bylaws of the Corporation as amended effective November 9, 2012.

3.2	Bylaws of the Corporation as amended effective January 1, 2013.

99.1	Amendment to the Bylaws of the Corporation effective November 9, 2012.

99.2	Amendments to the Bylaws of the Corporation effective January 1, 2013.